Exhibit 99.1

                            Union Bankshares Inc.
---------------------------------------------------------------------------

                                June 30, 2004

                            Second Quarter Report

                                 Amex:  UNB

                                                              July 28, 2004

Dear Shareholder:

We are pleased to report the results of the first six months of 2004. Net income increased 9.8% for the quarter and 6.7% for the year compared to the same period in 2003. Improved net interest and other income coupled with a reduction in salary expense provided some of the gains.

On June 30 the Federal Reserve Board raised short-term interest rates by ..25%, which in turn increased the "prime" lending rate an equal amount. This reversed the past two and one-half years decline in rates, which were at their lowest point in 45 years. We have maintained a "liquid" position on our balance sheet and short term maturities in our investment portfolio in anticipation of interest rates trending upward. As interest rates rise, we expect further improvement in our net interest income.

The annual meeting was held on May 19th and was well attended. Arlen Smith retired from the Board after 37 years of service to Union Bank and the remaining members of the Board were reelected by the shareholders.

On the operations side of the bank, check imaging is progressing nicely with a conversion to statements containing images scheduled for August. Customers utilizing our Net Teller product already may bring up check images on their home or business personal computer. Internal document imaging is scheduled for a November rollout. Both products should improve efficiencies and reduce costs going forward. Power Pay (electronic bill payment system) has received wide acceptance by our customers. If you have not yet signed up for these services, you should consider doing so as it makes banking that much easier.

Frequently we comment on our BUILD loan activity and once again this construction loan product has wide acceptance. As of June 30 we have originated 74 loans, totaling $11,375,577.

Enclosed is a dividend check or advice of deposit representing a dividend of $.22 per share to shareholders of record July 24th, payable July 28th.

Sincerely,

/s/ Richard C. Sargent                 /s/ Kenneth D. Gibbons

Richard C. Sargent                     Kenneth D. Gibbons
Chairman                               President & CEO

Consolidated Balance Sheets (unaudited)
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

                                             June 30, 2004    June 30, 2003

ASSETS
Cash and Due from Banks                      $ 14,850,532     $ 21,414,090
Federal Funds Sold & Overnight Deposits           234,103        4,787,684
Interest Bearing Deposits in Banks              6,513,515        4,533,570
Securities Available-for-Sale                  46,251,951       37,678,494
Federal Home Loan Bank Stock                    1,240,500        1,240,500
Loans Held for Sale                            12,521,306       25,131,748
Loans, net                                    253,578,348      233,180,810
  Less: Reserve for Loan Losses                (3,022,747)      (2,993,357)
Premises and Equipment, net                     4,929,020        4,554,136
Other Real Estate Owned                           210,131          119,345
Accrued Interest & Other Assets                 6,777,330        6,467,154
                                             ------------     ------------
      Total Assets                           $344,083,989     $336,114,174
                                             ============     ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Non-interest Bearing Deposits                $ 47,851,795     $ 40,559,167
Interest Bearing Deposits                     239,139,243      243,707,782
Borrowed Funds                                 13,035,780        8,039,202
Accrued Interest & Other Liabilities            3,071,790        3,620,241
Common Stock                                    9,823,722        9,813,872
Paid-in Capital                                    62,236                0
Retained Earnings                              32,647,585       31,011,458
Accumulated Other Comprehensive Income            173,769        1,084,383
Treasury Stock at Cost                         (1,721,931)      (1,721,931)
                                             ------------     ------------

      Total Liabilities and
       Stockholders' Equity                  $344,083,989     $336,114,174
                                             ============     ============

Standby Letters of Credit were $1,138,548 and $1,184,000 at June 30, 2004 and 2003, respectively.
===========================================================================

Consolidated Statements of Income (unaudited)
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

                                     6/30/04       6/30/03       6/30/04       6/30/03
                                       (3 months ended)            (6 months ended)

Interest Income                    $4,901,931    $5,108,985    $9,769,025    $10,249,999
Interest Expense                      816,339     1,111,503     1,660,640      2,310,782
                                   ----------    ----------    ----------    -----------
  Net Interest Income               4,085,592     3,997,482     8,108,385      7,939,217
Less: Provision for Loan Losses             0        42,000             0         84,000
                                   ----------    ----------    ----------    -----------

  Net Interest Income after
   Provision for Loan Losses        4,085,592     3,955,482     8,108,385      7,855,217

Trust Income                           46,948        41,945        91,417         80,450
Other Income                          822,451       718,154     1,740,367      1,626,161
Other Operating Expenses:
  Salaries & Wages                  1,311,223     1,350,329     2,720,716      2,762,627
  Pension & Employee Benefits         528,941       497,448     1,125,875        928,298
  Occupancy expense, net              189,117       169,207       381,481        356,938
  Equipment expense                   221,056       215,940       441,262        447,362
  Other expense                       898,235       831,617     1,655,667      1,691,577
                                   ----------    ----------    ----------    -----------
Total                               3,148,572     3,064,541     6,325,001      6,186,802
                                   ----------    ----------    ----------    -----------
Net Income before Taxes             1,806,419     1,651,040     3,615,168      3,375,026
Income Tax Expense                    501,197       462,311     1,036,192        957,539
                                   ----------    ----------    ----------    -----------
Net Income                          1,305,222     1,188,729     2,578,976      2,417,487
                                   ==========    ==========    ==========    ===========

Earnings per Share                 $     0.29    $     0.26    $     0.57     $     0.53
Book value per Share                                           $     9.00     $     8.84

                                DIRECTORS OF
                           UNION BANKSHARES, INC.
                               and UNION BANK

                        Richard C. Sargent, Chairman
                              Cynthia D. Borck
                            William T. Costa, Jr.
                             Kenneth D. Gibbons
                            Franklin G. Hovey II
                              Richard C. Marron
                              Robert P. Rollins
                                John H. Steel

                                 OFFICERS OF
                           UNION BANKSHARES, INC.

             Richard C. Sargent                        Chairman
             Cynthia D. Borck                    Vice President
             Kenneth D. Gibbons                       President
             Marsha A. Mongeon         Vice President/Treasurer
             Robert P. Rollins                        Secretary
             JoAnn A. Tallman               Assistant Secretary

                            CITIZEN BANK DIVISION
                               ADVISORY BOARD

                              Cynthia D. Borck
                            J.R. Alexis Clouatre
                            William T. Costa, Jr.
                               Dwight A. Davis
                             Kenneth D. Gibbons
                            Franklin G. Hovey II

                             Express Telebanking
                               (802) 888-6448
                               (800) 583-2869

                              Internet Banking
                             www.unionbankvt.com

                           OFFICERS OF UNION BANK

Wanda L. Allaire         Assistant Vice President           Northgate Plaza
Rhonda L. Bennett        Vice President                         Morrisville
Cynthia D. Borck         Executive Vice President               Morrisville
Stacey L.B. Chase        Assistant Treasurer                    Morrisville
Alice H. Claflin         Trust Officer                        St. Johnsbury
Jeffrey G. Coslett       Assistant Vice President               Morrisville
Peter J. Eley            Senior Vice President                  Morrisville
Fern C. Farmer           Assistant Vice President               Morrisville
Patsy S. French          Assistant Vice President            Jeffersonville
Karen C. Gammell         Assistant Treasurer                    Lyndonville
Kenneth D. Gibbons       President & CEO                        Morrisville
Melissa A. Greene        Assistant Treasurer                       Hardwick
Claire A. Hindes         Assistant Vice President               Morrisville
Patricia N. Hogan        Vice President                         Morrisville
Tracey D. Holbrook       Vice President                       St. Johnsbury
Lynne P. Jewett          Assistant Treasurer                    Morrisville
Peter R. Jones           Vice President                         Morrisville
Stephen H. Kendall       Assistant Vice President                   Fairfax
Susan O. Laferriere      Vice President                       St. Johnsbury
Margaret S. Lambert      Assistant Vice President           Northgate Plaza
Dennis J. Lamothe        Vice President                       St. Johnsbury
Susan F. Lassiter        Assistant Vice President            Jeffersonville
Phillip L. Martin        Vice President                               Stowe
Marsha A. Mongeon        Senior Vice President/Treasurer        Morrisville
Freda T. Moody           Assistant Vice President               Morrisville
Mildred R. Nelson        Assistant Vice President                 Littleton
Barbara A. Olden         Assistant Vice President           Green Mtn. Mall
Deborah J. Partlow       Trust Officer                          Morrisville
Colleen D. Putvain       Assistant Treasurer                    Morrisville
Robert P. Rollins        Secretary                              Morrisville
Ruth P. Schwartz         Vice President                         Morrisville
Larry D. Sharer          Regional Vice President              St. Johnsbury
Robyn A. Sheltra         Assistant Treasurer                          Stowe
David S. Silverman       Senior Vice President                  Morrisville
Sara J. Small            Assistant Treasurer                    Morrisville
JoAnn A. Tallman         Assistant Secretary                    Morrisville
Tracy R. Verge           Assistant Treasurer                  St. Johnsbury
Francis E. Welch         Assistant Vice President               Morrisville

                           Shareholder Assistance
                                    and
                            Investor Information

                   If you need assistance with a change in
                registration of certificates, reporting lost certificates, non-receipt or loss of dividend checks, assistance regarding direct deposit of dividends, information about the Company,
                 or to receive copies of financial reports,
                    please contact us at the address and
                         phone number listed below:

                 Corporate Name:      Union Bankshares, Inc.
                 Transfer Agent:      Union Bank
                                      P.O. Box 667
                                      Morrisville, VT
                                      05661-0667
                          Phone:      802-888-6600
                            Fax:      802-888-4921
                          Email:      ubexec@unionbankvt.com
                 American Stock
                Exchange Ticker
                         Symbol:      UNB

Statements made in this quarterly report that are not historical facts are forward-looking statements. Investors are cautioned that all forward-looking statements necessarily involve risks and uncertainties, and many factors could cause actual results and events to differ materially from those contemplated in the forward-looking statements. When we use any of the words "believes," "expects," "anticipates" or similar expressions, we are making forward-looking statements. The following factors, among others, could cause actual results and events to differ from those contemplated in the forward-looking statements: uncertainties associated with general economic conditions; changes in the interest rate environment; inflation; political, legislative or regulatory developments; acts of war or terrorism; the markets' acceptance of and demand for the Company's products and services; technological changes, including the impact of the internet on the Company's business and on the financial services market place generally; the impact of competitive products and pricing; and dependence on third party suppliers. For further information, please refer to the Company's reports filed with Securities and Exchange Commission at www.sec.gov.

                             UNION BANK OFFICES

           Morrisville                                   Hardwick
      20 Lower Main Street*                          103 VT Route 15*
          (802) 888-6600                              (802) 472-8100

        Northgate Plaza*                                  Johnson
           Route 100                              198 Lower Main Street*
         (802) 888-6860                               (802) 635-6600

              Stowe                                   Jeffersonville
         Stowe Village*                               80 Main Street*
         47 Park Street                               (802) 644-6600
         (802) 253-6600

            Fairfax                                      Hyde Park
           Route 104*                                 250 Main Street
         (802) 849-2600                               (802) 888-6880

                            Littleton Loan Center
                               241 Main Street
                                Littleton, NH
                               (603) 444-7136

                           CITIZENS BANK DIVISION
        St. Johnsbury                                   Lyndonville
     364 Railroad Street*                            183 Depot Street*
         (802) 748-3131                               (802) 626-3100

     325 Portland Street*                          St. Johnsbury Center
        (802) 748-3121                             Green Mountain Mall*
                                                    1998 Memorial Drive
                                                      (802) 748-2454

                         *  ATM's at these branches

                              Remote ATM's at:

      Smugglers' Notch Resort (2)                 Taft Corners, Williston
         Johnson State College                         Ben & Jerry's
            Copley Hospital                         Stowe Mountain Road
         Cold Hollow Cider Mill                    East Burke, Route 114
           Trapp Family Lodge                        Danville, Route 2
       Stowe Mountain Resort (3)                  Burke Mountain Ski Area
               Big John's                             The Elmore Store
        Riverside Store, Jericho


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